SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
NOTE 6:-	SUBSEQUENT EVENTS

On May 9, 2013, the Company’s Board of Directors granted options, which were modified on May 29, 2013 as to number and exercise price, to purchase 58,750 shares of its common stock to Itay Weinstein, its Chief Financial Officer. These options have an exercise price of $2.00 per share and expire on May 29, 2023. 29,375 of these options vest immediately and the remaining 29,375 will vest over a period of three years on a quarterly basis for 12 consecutive quarters from the date of the grant. Also, on May 9, 2013 (as modified on May 29, 2013), the Company’s Board of Directors approved the grant of options, with the same terms as the options granted to Mr. Weinstein, to certain members of the Company’s Board of Directors, its Secretary and a director of Eye-Fite. The option grants to the Company’s Secretary and the Eye-Fite director were made but later rescinded by the Company’s Board of Directors on June 13, 2013 and the respective grantees waived any rights in and to such options. The options to be granted to the members of the Company’s Board of Directors, which also required the approval of the Company’s stockholders, were never granted due to the failure to obtain such stockholder approval.

On June 17, 2013, the Company sold 268,095 ordinary shares of Can-Fite for consideration in the amount of $511.

On July 1, 2013, the Company’s Board of Directors appointed Dr. Michael Belkin to serve as a member of the Company’s Board of Directors, and also approved the grant to Dr. Belkin, of options to purchase 235,000 common shares. These options have an exercise price of $1.475 per share and expire on June 30, 2023. 19,584 of these options vest on September 30, 2013, 19,584 on December 31, 2013 and the rest will vest over a period of three years on a quarterly basis for 12 consecutive quarters from the date of the grant.

NOTE 11:-	SUBSEQUENT EVENTS

On December 12, 2012, the Board of Directors approved the appointment of Dr. Gil Ben-Menachem as Chief Executive Officer of the Company effective January 1, 2013. The Board of Directors also approved an Employment Agreement with Dr. Ben-Menachem which will be effective January 1, 2013. On February 25, 2013, the agreement was terminated.

On January 29, 2013, the Board of Directors approved the adoption of an annex (the “Annex”), a copy of which is filed as an exhibit to this report, to the 2012 Stock Incentive Plan. On February 7, 2013, the Annex was filed with the Israeli Tax Authorities. The Company anticipates the Annex to become effective on March 8, 2013.

On February 28, 2013, the board of Directors approved the appointment of Mr. Barak singer as the Chief Executive Office of the Company effective March 1, 2013. The Board of Directors also approved an amendment dated February 28, 2013 to the existing Employment Agreement and non-competition agreement dated February 22, 2011 between Can-Fite and Mr. Singer whereby Mr. Singer will serve as Chief Executive Officer of OphthaliX while as the same time continuing to serve as Vice-President of Business Development of Can-Fite. He will devote approximately 50% of his time to each position and we will pay one-half of the costs under the Employment Agreement.